SEPARATION AND RELEASE AGREEEMENT

THIS SEPARATION AND MUTUAL RELEASE AGREEMENT (“Agreement”) is made and entered into by and between Frélii, Inc., a Nevada corporation with a principal place of business of 2600 W. Executive Pkwy., Suite 500, Lehi, UT 84045 (“Company”) and Gregory Mongeon, an individual with a principal address of 2102 W. Golden Pond Way, Orem, UT 84058 (“Executive” and “Company” each a “Party” and together, the “Parties”).

RECITALS

WHEREAS, Executive has resigned from his position as Chief Sales Officer and a director of the Company and within ninety (90) days of his resignation will no longer be deemed an “affiliate” under the rules of the Securities and Exchange Commission; and

WHEREAS, Executive owns Seven Million Five Hundred Thousand (7,500,000) restricted Class B Common Stock shares of the Company (traded under the symbol FRLI); and

WHEREAS, the Company desires to settle any potential claims that the Company and Executive may have related to Executive’s term of service with the Company upon the terms and conditions more fully set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, for which the Parties hereby acknowledge is good and sufficient consideration, the Parties agree as follows:

TERMS

1.       Separation. The Parties agree that as of May 15, 2018, Executive resigned as an officer, employee, and/or director of the Company. As of that date, Executive no longer has any authority to bind the Company, transact on the Company’s, or represent himself to third parties as an officer, director, employee, or agent of the Company.

2.       Consideration. Upon execution of this Agreement, and subject to the terms hereof, the Company shall pay to Executive a cash payment of $6,666 each calendar month (“Monthly Cash Payments”), no later than the 5th day of each month through January 2020, after which date such

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Monthly Cash Payments shall cease. The Parties acknowledge and agree that such payments are not consideration for employment or for services rendered in the past or future, but instead are consideration for the mutual promises and covenants herein. Executive shall bear the exclusive responsibility to pay any taxes due on the Monthly Cash Payments. Executive acknowledges and agrees that he has previously received all salaries and wages and benefits due from the Company in connection with his employment.

3.       Agreement to Limit Sale of Shares. (a) Executive hereby agrees that he will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares or any options, warrants or other rights to purchase shares or any other security of the Company that Executive owns or has a right to acquire as of the date hereof (collectively, the “Shares”) except as set forth below:

(i)       Executive may make public sales of his Shares in brokered transactions (as such term is defined in Rule 144) in an amount not greater than 1% of the number of issued and outstanding shares of common stock of the Company during any three (3) month period; except when/if the Company’s securities become traded on a national exchange (such as NASDAQ), Executive may sell during any three (3) month period the greater of (1) 1% of the number of issued and outstanding shares of common stock of the Company, or (2) the average reported weekly trading volume of the Company’s stock during the four weeks preceding any filing of a notice of sale on Form 144 as required by Section 16 of the Exchange Act; and

(ii)       Executive may make private sales of the Shares, provided that any transferee of the Shares shall also be subject to the terms hereof and the Shares shall bear an appropriate restrictive legend.

(b)       Any subsequent issuance to and/or acquisition by Executive of shares or options or instruments convertible into shares will be subject to the provisions of this Agreement. Notwithstanding the foregoing restrictions on transfer, the Executive may, at any time and from time to time, transfer the shares (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Executive, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Executive is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin. The Executive shall retain all rights of ownership in the Lockup Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof.

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(c)       The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the common stock if such transfer would constitute a violation or breach of this Agreement.

4.       Release by Executive. Executive agrees to release the Company, its officers, directors, affiliates and assigns from all claims past present and future. In consideration of the undertakings, transactions and consideration recited in this Agreement, which Executive agrees he would not otherwise be entitled to, Executive, on behalf of himself, his agents, representatives, attorneys, assigns, heirs, executors, and administrators, hereby unconditionally and irrevocably remises, releases and forever discharges the Company and its past, present and future officers, stockholders, directors, employees, representatives, attorneys, agents, successors, divisions, companies, subsidiaries and affiliates (and past, present and future officers, stockholders, directors, employees, representatives, attorneys of such divisions, companies, subsidiaries and affiliates), hereinafter referred to as the “Releasees,” or any of them, of and from any and all suits, claims, demands, interest, costs (including attorney fees and costs incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debts, of any nature whatsoever, against any of them, which Executive or his heirs, successors, legal representatives or assigns now has, owns or holds, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to this date, including, without limiting the generality of the foregoing, any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, Massachusetts General Laws c. 151B, and any other statutory, common law or other claims of any nature whatsoever against any of the Releasees. Executive further represents that he has not, and never will, institute against any of the Releasees any action or other proceeding in any court, administrative agency, or other tribunal of the United States or any State thereof, with respect to any claim or cause of action of any type arising or which may have existed at any time prior to the present date. If Executive does bring such a claim, he agrees to pay the reasonable costs incurred by the Company or any of the Releasees in defending such action, including reasonable attorneys’ fees. This means that by signing this Agreement, Executive will have waived any right he had to bring a lawsuit or make any legal claim against the Company or any of the Releasees up to the date of the signing of this Agreement, and that Mongeon will have released the Releasees of all claims of any nature arising up to the date of the signing of this Agreement.

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5.       Release by the Company. In consideration of the undertakings, transactions and consideration recited in this Agreement, the Company hereby agrees to release and discharge Executive, his heirs and administrators of and from any and all suits, claims, demands, interest, costs (including attorney fees and costs actually incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debts, of any nature whatsoever, against any of them, that the Company now has, owns or holds, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to this date. Provided however, the foregoing release of claims by the Company specifically excludes any claims against Executive for indemnification or contribution that may arise from claims brought against the Company by third parties arising from Executive’s personal or professional conduct (including but not limited to any actions taken in violation of any medical practice-related licensing, whether or not provided on behalf of the Company) prior to or during his employment with the Company in accordance with the indemnification provisions of Section 8 herein. Notwithstanding the foregoing, the Company represents that it will not institute against Executive, his heirs and administrators, any action or other proceeding in any court, administrative agency, or other tribunal of the United States or any State thereof with respect to any claim or cause of action of any type arising or that may have existed at any time prior to the present date. If the Company does bring a claim other than for indemnification or contribution as described herein above, the Company agrees to pay the reasonable costs incurred by Executive, his heirs or administrators in defending such action, including reasonable attorneys’ fees.

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6.       Confidentiality/Non-disparagement. Executive agrees to keep confidential and not to disclose the terms of this Agreement and/or the terms of the payments or other benefits provided to her under it to anyone other than his attorney(s) or accountant(s), provided they likewise agree not to disclose said information to anyone. Executive further agrees that neither he nor any of his agents shall disparage the Company or its directors, officers, employees or agents in a personal manner, a professional manner or otherwise. Furthermore, Executive agrees that neither he nor any of his agents shall disclose any non-public information concerning the Company and its business that he acquired either before or during his employment with the Company (“Confidential Information”). If Executive breaches any of his obligations with respect to Confidential Information, he understands and acknowledges that he shall forever forfeit any payments made to him hereunder including the Monthly Cash Payments.

7.       Return of Company Property. Executive agrees to immediately return to the Company any Company property including but not limited to the following:

Infusion Soft email management software, Kingdom Life Sciences.com, Clrskn.com, Keospark.com, LiveKEO.com, Freley.net, Freley.info, Freley.org, Freley.us, beautybites.io, techhealthnews.com, livefrélii.com, freliiconsultant.com, freliidoctor.com, freliicoach.com, freliilifestyle.com, freliikids.com, freliifamily.com, freliiclinic.com, askfrelii.com, wellnessnews.co, wellnessnews.io, healthylife.io, hackmygenetics.com, theresageneforthat.com, showmethedna.com, widowmakergene.com, showmemydna.com, freley.com.

8.       Indemnification. Executive (“Indemnifier”) shall indemnify and hold harmless the Company, its subsidiary corporations, shareholders, directors, officers, managers, members, partners (other corporate participants), agents, representatives, attorneys, permitted assigns, affiliates, employees, and lenders (each an “Indemnified Party”) from any claim, suit, or proceeding brought by any third party that arises from Executive’s personal or professional conduct (including but not limited to any actions taken in violation of any medical practice- related licensing, whether or not provided on behalf of the Company) either before or during his employment with the Company (an “Indemnified Claim”). Furthermore, Executive agrees to indemnify any such Indemnified Party for any losses including but not limited to reasonable attorneys’ fees, fines, and expenses of litigation (“Losses”) incurred by an Indemnified Party in the defense of any such claims. Pursuant to the foregoing indemnification provision, Executive agrees to sign the transfer agent instruction letter and stock powers, attached hereto as Addendum A, instructing the Company’s stock transfer agent to deliver to the Company five (5) duly-executed stock certificates in the amount of 500,000 shares each, for a total of 2,500,000 Class B Common Stock shares to be held in escrow for a period of five (5) years (the “Escrowed Shares”). In the case of any Indemnified Claim, Executive agrees that the Company shall first deduct the amount of such Losses from any remaining Monthly Cash Payments due to him under Section 2 of this Agreement. If such Losses exceed the amount of any remaining Monthly Cash Payments, Executive hereby agrees to forfeit any Escrowed Shares in the amount of such losses (based on the trading price of the Escrowed Shares when such Losses are incurred) and further agrees that the Company may cancel such shares by providing instruction to the transfer agent. If, after twenty- four (24) months of executing this Agreement, there have been no Indemnified Claims, the Company shall release Five Hundred Thousand (500,000) shares of the Escrowed Shares to Executive each calendar year thereafter (on the anniversary of this Agreement’s execution date) provided there are no Indemnified Claims, until all the Escrowed Shares have been released. Notwithstanding the forgoing, all Escrowed Shares shall be held in escrow until any Indemnified Claims are resolved with prejudice. Furthermore, Executive agrees not to transact with or pledge as security any of the Escrowed Shares, and agrees to release and hold harmless each of the Indemnified Parties for any losses incurred because of any decrease in value of the Escrowed Shares.

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9.       Nature of Agreement. The Parties agree and acknowledge that the considerations exchanged herein do not constitute and shall not be construed as an admission of liability or wrongdoing on the part of any party hereto. The Parties agree that this Agreement may not be used as evidence in any subsequent proceeding of any kind except one in which either of the parties alleges a breach of the terms of this Agreement, or one in which either of the parties elects to use this Agreement as a defense to any claim.

10.       Binding Agreement/Modifications. This Agreement is binding on the Parties, their respective agents, assigns, heirs, executors, successors and administrators, and can only be modified by a writing signed by both Parties.

11.       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission, including an executed counterpart of a signature page in Portable Document Format (PDF) shall be as effective as a manually delivered original signed copy of this Agreement.

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12.       Severability. If any term of this Agreement is to any extent illegal, otherwise invalid, or incapable of being enforced, such term shall be excluded to the extent of such invalidity or unenforceability; all other terms hereof shall remain in full force and effect; and, to the extent permitted and possible, the invalid or unenforceable term shall be deemed replaced by a term that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term. If application of this Severability provision should materially and adversely affect the economic substance of the transactions contemplated hereby, the Party adversely impacted shall be entitled to compensation for such adverse impact, provided the reason for the invalidity or unenforceability of a term is not due to serious misconduct by the Party seeking such compensation

13.       Notice Provision. Any notice, demand or request required or permitted to be given or made under this Agreement shall be in writing and will be deemed given or made when delivered in person, when sent by United States registered or certified mail, or postage prepaid, or overnight delivery to a Party at its or his address as specified below:

If to Company: Frélii, Inc.
2600 W. Executive Pkwy., Suite 500
Lehi, UT 84045

If to Executive: Gregory Mongeon

Either Party may change its address for notice by notifying the other Party in writing.

14.       Entire Agreement. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter and constitutes (along with the Employment Agreement attached hereto as Addendum B) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter.

15.       Applicable Law. This Agreement shall be governed by the laws of the State of Utah. The Parties acknowledge and agree that no provision of this Agreement shall be interpreted in favor of, or against, any of the Parties hereto because any such Party or its counsel participated in the drafting thereof, or because any such provision is inconsistent with any prior draft hereof or thereof.

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16.       Arbitration. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules. The place of arbitration shall be Salt Lake City, Utah. Utah law shall apply. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

17.       Venue for Disputes. If either party brings against the other party any proceeding arising out of this Agreement or arising out of disclosure or use of Confidential Information, that party may bring that proceeding only in the United States District Court for the District of Utah or, only if there is no federal subject matter jurisdiction, in a state court sitting in Utah County, Utah, and each party hereby submits to the exclusive jurisdiction of those courts for purposes of any such proceeding.

18.       Voluntary Assent. Each Party acknowledges that it or he has participated in the negotiation of this Agreement and the drafting and preparation thereof. The Parties both represent and warrant that they have not been coerced into entering into this Agreement, nor has any person or entity exercised any pressure or undue influence on such Party to enter into this Agreement. Furthermore, both Parties have had adequate opportunity to fully discuss and review the terms of this Agreement with an attorney. Both Parties further represent that it and he has carefully read this Agreement, understand the terms herein, and freely and voluntarily assent to its terms and conditions.

WHEREFORE, the Parties have read the above Agreement and attest that they fully understand and knowingly and voluntarily accept its provisions in their entirety without reservation.

[SIGNATURE PAGE TO FOLLOW]

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COMPANY		EXECUTIVE

By:	Ian Jenkins, CEO	By:	Gregory Mongeon
Date:		Date:

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